UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03741 )

Exact name of registrant as specified in charter: Putnam New York Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: November 30, 2007

Date of reporting period: December 1, 2006— May 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New York Tax Exempt Income Fund

5|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam New York
Tax Exempt
Income Fund

5| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32
Shareholder meeting results	58

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise. After a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. The upward climb in the stock market has been largely unaffected by higher-trending interest rates since mid-May, though it remains to be seen whether current stock market levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the U.S. economy will weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed this summer.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam New York Tax Exempt Income Fund:
potential for tax-advantaged income
for New York-based investors

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. They help finance important public projects such as schools, roads, and hospitals. While the stated yields on municipal bonds are usually lower than those on taxable bonds, municipal bonds offer income that is generally exempt from federal income tax and, therefore, can help investors keep more of their investment income.

For residents of the state where the bond is issued, income is typically exempt from state and any local income taxes as well. In New York, this exemption is an especially powerful advantage because the state’s top income tax rate is among the highest in the United States, and New York City’s income tax can further erode investment income. And the sheer size of the New York municipal bond market provides a wide array of investment opportunities.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s management team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance snapshot

Putnam New York
Tax Exempt Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart do not reflect a sales charge. See page 13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are cumulative, not annualized.

Report from the fund managers

The period in review

We are pleased to report that your fund posted competitive returns for the six months ended May 31, 2007. Based on results before sales charges, the fund was in line with the average return for its Lipper peer group, New York Municipal Debt Funds. We attribute this to the portfolio’s relatively short duration, which was designed to reduce its sensitivity to rising interest rates. Our expectation that longer-term rates would rise proved correct and shorter-maturity municipal bonds outperformed those with intermediate-and long-term maturities. Other positive contributors to performance included our opportunistic purchase of Puerto Rico bonds, which had declined in price but subsequently recovered, and an overweight position in tobacco settlement bonds, which gained value during the period. Performance was slightly hindered by an underweight position in single-family housing, as stabilizing mortgage prepayments benefited bonds. Fund performance lagged results for its benchmark index; the primary factor was that, while New York’s municipal bond market is one of the largest and most diverse in the country, your fund’s focus on bonds from a single state still makes it less diversified than the Lehman Municipal Bond Index, which includes bonds from throughout the United States.

Market overview

Since August 2006, the Federal Reserve (the Fed) has held the federal funds rate — the benchmark rate for overnight loans between banks — steady at 5.25%, while indicating that future rate decisions will depend on whether it considers inflation or slower growth a greater risk to the economy.

Reflecting the uncertainty in the marketplace regarding the Fed’s policy direction, tax-exempt yields rose across the maturity spectrum during the fund’s semiannual period, causing municipal bonds to underperform comparable Treasury securities slightly.

The performance of bonds rated below investment grade — those rated below Baa — pulled back somewhat in March. While the rally in this area of the credit spectrum resumed in April, it did not fully negate the impact of the March decline. Consequently, although lower-rated bonds delivered stronger performance than higher-quality bonds for the semiannual period, yields in this area of the municipal bond credit spectrum ended the period at higher levels than where they began it, and prices were correspondingly lower. (Bond prices move in the opposite direction of their yields.)

The strongest performing sectors during the period were securities issued by toll roads, long-term care facilities, and airlines. Tobacco settlement bonds also performed well.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. Even though tax-exempt bonds underperformed Treasuries slightly across all maturity ranges, this strategy helped relative results because municipal bonds with shorter maturities outperformed intermediate- and long-term bonds. Duration is a measure of a fund’s sensitivity to changes in interest rates.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 5/31/07. See pages 6 and 13 for additional fund performance information. Index definitions can be found on page 24.

Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall.

We continue to use derivative instruments, such as interest-rate swap contracts, to execute several of the fund’s investment strategies. By enabling two parties to exchange, or swap, interest-rate payments at a future date, these contracts give us more control over the fund’s exposure to the upward and downward movement of interest rates without requiring an exchange of principal. The use of these derivatives lets us take positions that reflect our views on yield curve trends without needing to sell bonds we would like to retain, and can also reduce the fund’s transaction costs. This, in turn, increases our flexibility in managing the fund. During the period, our interest-rate swap positions detracted moderately from performance, but we nevertheless believe that the flexibility offered by such arrangements makes derivatives a valuable tool in our overall management strategy.

Your fund’s holdings

The fund’s position in tobacco settlement bonds continues to make a positive contribution to performance. The interest these bonds pay is secured by income from tobacco companies’ settlement obligations to the states that issue them, and they generally offer higher yields than bonds of comparable

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

quality. An improving litigation environment, combined with a limited supply and investors’ appetites for income, has caused the prices of many of these bonds to rise, boosting results. Unlike state-specific funds from other, smaller states, which must look outside their home bond markets to benefit from these bonds, your fund has a wide array of New York tobacco settlement bonds from which to choose. The portfolio currently includes revenue bonds issued by various municipalities around the state, such as New York Counties Tobacco Trust, the Nassau County Tobacco Settlement Corp., and the Westchester Tobacco Asset Securitization Corp. We increased the fund’s position in the latter issue in December 2006. We intend to maintain the fund’s current overweight position in this sector, as our outlook for it remains quite positive.

Investing a small portion of assets outside of the fund’s home state can be a valuable strategy, since it allows us to broaden the portfolio’s diversification and can help us better manage its risk exposure. Like many other single-state funds, your fund often invests in bonds issued by Puerto Rico and other U.S. protectorates because the income from these bonds passes to shareholders free of state and federal income taxes. Puerto Rico General Obligation (GO) bonds were downgraded in quality as financial turmoil led to a partial government shutdown last year. Since we viewed this

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 5/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

downturn as a temporary setback, we took advantage of the opportunity to increase the fund’s holdings at favorable price levels. As we had anticipated, the credit rating stabilized and the bonds appreciated in value. We sold some of the bonds in January, taking profits.

With spreads (i.e., the difference in yield) between Treasuries and municipal bonds tighter than in previous periods, we have become more selective in our purchases of higher-yielding bonds. To identify and purchase those that appear particularly solid, we have been relying heavily on our credit research team. A case in point is New York Chiropractic College, which issued debt through the Seneca County Industrial Development Agency in May 2007. Our analysts were impressed by the school’s solid reputation, positive operating performance, and liquidity of assets, and we purchased a position in the bonds (rated BBB by Standard & Poor’s).

Finally, the fund’s underweight position in single-family housing bonds, relative to its peer group, detracted from performance, as stabilizing mortgage prepayments benefited bonds in this sector. Though we still favor the sector, provisions in some single-family housing issues that favor the issuer over the investor caused us to become more selective during the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Recent comments from Fed Chairman Ben Bernanke indicate that central bank policymakers anticipate continuing moderate economic growth over the next several months, despite an ongoing drag from the lagging housing sector. At the same time, members of the Fed generally believe that inflation likely will continue to slow. It is always possible that unforeseen factors will cause inflation to rise; therefore, we will continue to monitor it closely. Given this economic outlook, we believe the Fed is comfortable with its current interest-rate policy and, as a result, may keep the federal funds rate at 5.25% during the coming months. Against this backdrop, we plan to maintain a neutral duration strategy in the portfolio.

In our view, the rally among lower-rated, higher-yielding bonds, which has persisted over the past couple of years, may finally be winding down. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — remains near an all-time low. In fact, the higher-income advantage available to those willing to assume additional credit risk by investing in lower-rated bonds has diminished to the lowest level in over seven years. It has been our experience that when investor demand is this elevated, many high-yielding securities can become overpriced. We continue to believe that this is not the most opportune time to reach too far out in terms of bond maturity (i.e., extend duration by investing in securities with later final maturity dates) or too far down in quality in pursuit of higher income. Over the near term, we intend to focus on certain market sectors — notably, single-family housing and power company IDBs (Industrial Development Bonds) — where we believe the fund may benefit in an environment of moderate economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance

Total return for periods ended 5/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.38%	7.21%	6.59%	6.59%	6.50%	6.50%	6.97%	6.82%

10 years	61.39	55.36	51.66	51.66	48.47	48.47	56.79	51.61
Annual average	4.90	4.50	4.25	4.25	4.03	4.03	4.60	4.25

5 years	23.63	18.99	19.98	18.03	18.76	18.76	21.78	17.77
Annual average	4.33	3.54	3.71	3.37	3.50	3.50	4.02	3.33

3 years	13.59	9.33	11.75	8.80	11.02	11.02	12.70	9.08
Annual average	4.34	3.02	3.77	2.85	3.55	3.55	4.07	2.94

1 year	4.39	0.51	3.73	–1.27	3.53	2.53	4.08	0.67

6 months	0.22	-3.55	–0.11	–5.00	–0.19	–1.17	0.08	–3.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 5/31/07

		Lipper New York
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*
Annual average
(life of fund)	7.86%	7.20%

10 years	72.51	60.48
Annual average	5.60	4.83

5 years	27.24	24.01
Annual average	4.94	4.38

3 years	15.33	14.02
Annual average	4.87	4.46

1 year	4.84	4.40

6 months	0.30	–0.01

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/07, there were 97, 95, 95, 85, 65 and 3 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.34%	7.17%	6.54%	6.54%	6.46%	6.46%	6.92%	6.77%

10 years	59.06	53.04	49.28	49.28	46.23	46.23	54.34	49.27
Annual average	4.75	4.35	4.09	4.09	3.87	3.87	4.44	4.09

5 years	21.61	17.00	17.81	15.89	16.88	16.88	19.67	15.81
Annual average	3.99	3.19	3.33	2.99	3.17	3.17	3.66	2.98

3 years	12.93	8.70	10.84	7.91	10.24	10.24	11.80	8.21
Annual average	4.14	2.82	3.49	2.57	3.30	3.30	3.79	2.67

1 year	4.39	0.49	3.61	-1.38	3.55	2.55	3.95	0.53

6 months	0.27	-3.55	-0.17	-5.07	-0.15	-1.13	0.01	-3.27

Fund price and distribution information

For the six-month period ended 5/31/07

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.183951		$0.156089	$0.149564	$0.171442

Capital gains[2]

Long-term	0.013900		0.013900	0.013900	0.013900

Short-term	—		—	—	—

Total	$0.197851		$0.169989	$0.163464	$0.185342

Share value:	NAV	POP	NAV	NAV	NAV	POP

11/30/06	$8.73	$9.07	$8.72	$8.73	$8.74	$9.03

5/31/07	8.55	8.88	8.54	8.55	8.56	8.85

Current yield (end of period)
Current dividend rate[3]	4.29%	4.13%	3.63%	3.49%	3.99%	3.86%

Taxable equivalent4(a)	7.09	6.82	6.00	5.76	6.59	6.37

Taxable equivalent4(b)	7.37	7.10	6.24	6.00	6.86	6.63

Current 30-day SEC yield[5]	3.45	3.32	2.80	2.65	3.15	3.05

Taxable equivalent4(a)	5.70	5.48	4.62	4.38	5.20	5.04

Taxable equivalent4(b)	5.93	5.71	4.81	4.55	5.41	5.24

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes (a) maximum 39.45% combined federal income tax and New York state 2007 personal income tax rates or (b) maximum 41.82% combined federal, New York state, and New York City 2007 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 11/30/06

	Class A	Class B	Class C	Class M

Total annual fund operating expenses	0.79%	1.44%	1.59%	1.09%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from December 1, 2006, to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.99	$ 7.23	$ 7.97	$ 5.49

Ending value (after expenses)	$1,002.20	$998.90	$998.10	$1,000.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2007, use the calculation method below. To find the value of your investment on December 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 12/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.03	$ 7.29	$ 8.05	$ 5.54

Ending value (after expenses)	$1,020.94	$1,017.70	$1,016.95	$1,019.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund's annualized
expense ratio	0.80%	1.45%	1.60%	1.10%

Average annualized expense
ratio for Lipper peer group*	0.80%	1.45%	1.60%	1.10%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam New York Tax Exempt
Income Fund	11%	13%	23%	8%*	18%

Lipper New York Municipal Debt
Funds category average	27%	26%	32%	41%	35%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 5/31/06.

Trustee and Putnam employee fund ownership

As of May 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$86,000	$ 96,000,000

Putnam employees	$12,000	$476,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $280,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation attributable to research, trading, administration, executive oversight, systems, compliance, or fund operations functions; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended May 31, 2007, Brad Libby became a Portfolio Member, and Thalia Meehan became a Portfolio Member and then Portfolio Leader, of your fund. These changes followed the departure of Portfolio Leaders David Hamlin and James St. John from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 5/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 56th percentile in management fees and in the 36th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper New York Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

43rd	33rd	39th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 107, 106, and 91 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper New York Municipal Debt Funds category for the one-, five- and ten-year periods ended June 30, 2007, were 37%, 46%, and 48%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 35 out of 94, 39 out of 84, and 31 out of 64 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection
with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, Marsh & McLennan Companies, Inc. announced on February 1, 2007 that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed this summer.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/07 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance

COP Certificate of Participation	GNMA Coll. Government National Mortgage
Association Collateralized
FGIC Financial Guaranty Insurance Company
G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured
MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized

FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized
XLCA XL Capital Assurance
FRN Floating Rate Notes

MUNICIPAL BONDS AND NOTES (98.1%)*
	Rating**	Principal amount	Value

New York (93.4%)
Albany, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds
(Albany Med. Ctr.), 6s, 5/1/29	BBB+/P	$1,460,000	$1,493,551
(Charitable Leadership), Ser. A , 6s,
7/1/19	Ba2	2,750,000	2,896,795
(Albany College Pharmacy), Ser. A, 5 3/8s,
12/1/24	BBB-/F	1,000,000	1,039,630
Chemung Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Arnot Ogden Med. Ctr.), 5s,
11/1/34	A3	800,000	812,224
Dutchess Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds
(Bard College), U.S. Govt. Coll., 5 3/4s,
8/1/30 (Prerefunded)	A3	13,500,000	14,407,470
(Vassar College), 5.35s, 9/1/40
(Prerefunded)	Aa2	16,000,000	17,100,160
Erie Cnty., G.O. Bonds
Ser. C, AMBAC, 5 1/2s, 7/1/29 (Prerefunded)	Aaa	2,470,000	2,616,298
Ser. B, AMBAC, 5 3/8s, 7/1/20 (Prerefunded)	Aaa	4,160,000	4,391,421
Essex Cnty., Indl. Dev. Agcy. Rev. Bonds
(Intl. Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	1,089,527
Geneva, Indl. Dev. Agcy. Rev. Bonds
(Hobart & William Smith), Ser. A, 5 3/8s,
2/1/33	A	2,650,000	2,794,240
Hempstead, Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Hofstra U.), 5 1/4s, 7/1/16	A	2,200,000	2,322,606
Hudson Yards, Infrastructure Corp. Rev.
Bonds, Ser. A
5s, 2/15/47	A	2,250,000	2,332,080
MBIA, 4 1/2s, 2/15/47	Aaa	2,400,000	2,322,264

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

New York continued
Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev.
Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	$1,250,000	$1,290,650
Livingston Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Nicholas H. Noyes
Memorial Hosp.), 5s, 7/1/10	BB	905,000	912,131
Long Island, Pwr. Auth. NY Elec. Syst.
Rev. Bonds
Ser. A, 5 1/8s, 9/1/29	A3	5,000,000	5,167,750
Ser. A, AMBAC, 5s, 9/1/29	Aaa	5,500,000	5,743,925
Ser. E, FGIC, 5s, 12/1/21	Aaa	5,000,000	5,302,350
Ser. D, MBIA, 5s, 9/1/20	Aaa	3,500,000	3,715,110
FSA, zero %, 6/1/28	Aaa	2,510,000	994,487
Madison Cnty., Indl. Dev. Agcy. Rev. Bonds
(Colgate U.), Ser. A, 5s, 7/1/23	Aa3	4,090,000	4,268,079
Metro. Trans. Auth. Rev. Bonds
Ser. B, 5s, 11/15/24	A2	10,000,000	10,459,300
Ser. A, 5s, 11/15/22	A2	5,000,000	5,245,450
Ser. B, 4 3/4s, 11/15/31	A2	5,000,000	5,049,150
Metro. Trans. Auth. Commuter Fac. Rev.
Bonds, Ser. A, 6s, 7/1/24 (Prerefunded)	AAA	5,550,000	5,803,358
Metro. Trans. Auth. Dedicated Tax Rev.
Bonds
Ser. A, FSA, 5 1/4s, 11/15/24	Aaa	10,000,000	10,595,900
Ser. B, MBIA, 5s, 11/15/25	Aaa	2,000,000	2,117,240
Ser. B, MBIA, 5s, 11/15/24	Aaa	6,000,000	6,356,520
Metro. Trans. Auth. Fac. Rev. Bonds
(Trans. Fac.), Ser. A, 6s, 7/1/24
(Prerefunded)	AAA	11,020,000	11,527,471
Metro. Trans. Auth. Svc. Contract Rev.
Bonds (Trans. Fac.)
Ser. 3, U.S. Govt. Coll., 7 3/8s, 7/1/08
(Prerefunded)	Aaa	1,420,000	1,447,378
Ser. O, 5 3/4s, 7/1/13 (Prerefunded)	AAA	15,820,000	16,792,455
Ser. O, 5 1/2s, 7/1/17 (Prerefunded)	AAA	24,345,000	27,278,329
Nassau Cnty., G.O. Bonds
Ser. E, FSA, U.S. Govt. Coll., 6s, 3/1/20
(Prerefunded)	Aaa	1,125,000	1,190,228
Ser. E, FSA, U.S. Govt. Coll., 6s, 3/1/19
(Prerefunded)	Aaa	2,790,000	2,951,764
Ser. E, FSA, U.S. Govt. Coll., 6s, 3/1/18
(Prerefunded)	Aaa	2,735,000	2,893,575
Ser. E, FSA, U.S. Govt. Coll., 6s, 3/1/16
(Prerefunded)	Aaa	3,465,000	3,665,901
Ser. A, FGIC, 6s, 7/1/13	Aaa	1,000,000	1,109,690
Ser. A, FGIC, 6s, 7/1/11	Aaa	2,300,000	2,484,667
Ser. E, FSA, U.S. Govt. Coll., 5.9s,
3/1/15 (Prerefunded)	Aaa	2,580,000	2,722,932

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

New York continued
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.)
Ser. A, 6 1/4s, 11/1/21	A3	$410,000	$439,208
Ser. B, 5 7/8s, 11/1/11	A3	860,000	888,758
Ser. D, 5 5/8s, 11/1/09	A3	825,000	856,193
Nassau Cnty., Tobacco Settlement Corp.
Rev. Bonds, Ser. A-2, stepped-coupon
zero %, (5 1/4s, 6/1/09), 6/1/26 ††	BBB	6,390,000	5,954,841
Niagara Cnty., Indl. Dev. Agcy. Rev.
Bonds, Ser. D, 5.55s, 11/15/24	Baa2	3,000,000	3,122,610
Niagara Falls, City School Dist. COP (High
School Fac.), FSA
5s, 6/15/28	Aaa	1,800,000	1,882,260
5s, 6/15/23	Aaa	3,965,000	4,162,695
NY City, G.O. Bonds
Ser. B, MBIA, 6 1/2s, 8/15/11	Aaa	18,675,000	20,573,687
Ser. D, MBIA, 6 1/2s, 11/1/10	Aaa	21,495,000	23,317,346
AMBAC, 6.05s, 9/1/11	Aaa	100,000	100,190
Ser. B, 5 1/2s, 12/1/11	AA-	23,525,000	25,031,306
Ser. C, 5s, 1/1/23	AA-	10,000,000	10,488,200
Ser. J/J-1, 5s, 6/1/21	AA-	6,250,000	6,563,813
Ser. N, 5s, 8/1/20	AA-	1,000,000	1,049,070
Ser. M, 5s, 4/1/20	AA-	6,775,000	7,096,000
Ser. I-1, 5s, 4/1/19	AA-	1,600,000	1,688,624
NY City, City Muni. Fin. Auth. Rev. Bonds
(Wtr. & Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AA+	11,815,000	12,089,462
NY City, City Transitional Fin. Auth. Rev.
Bonds
Ser. A, U.S. Govt. Coll., 5 3/4s, 8/15/24
(Prerefunded)	AAA	6,500,000	6,839,365
AMBAC, 5 1/4s, 8/1/15	Aaa	2,000,000	2,128,740
Ser. C, U.S. Govt. Coll., 5s, 5/1/26
(Prerefunded)	AAA	80,000	81,754
Ser. D, 5s, 2/1/23	AAA	5,000,000	5,199,250
NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 3.92s, 11/1/22	VMIG1	13,000,000	13,000,000
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	Aaa	2,600,000	2,724,748
NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B-/P	2,600,000	2,627,222
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B-/P	2,050,000	2,170,745
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	BBB-	5,000,000	5,429,200
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BBB-	1,440,000	1,466,885
(Yankee Stadium - Pilot), FGIC, 5s, 3/1/31	Aaa	7,750,000	8,159,510
(Queens Baseball Stadium - Pilot), AMBAC,
5s, 1/1/24	Aaa	3,500,000	3,710,210

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds
(Parking Corp.), 8 1/2s, 12/30/22	B-/P	$6,770,000	$5,711,307
(Staten Island U. Hosp.), Ser. A, 6 3/8s,
7/1/31	B2	3,235,000	3,358,642
(Brooklyn Polytech. U. Project J), 6 1/8s,
11/1/30	BB+	5,100,000	5,307,468
(United Jewish Appeal), Ser. A, 5 1/4s,
7/1/23	Aa2	2,545,000	2,710,171
(St. Francis College), 5s, 10/1/34	A-	750,000	764,220
(Horace Mann School), MBIA, 5s, 7/1/28	Aaa	7,000,000	7,152,880
NY City, Indl. Dev. Agcy. Special Arpt.
Fac. Rev. Bonds (Airis JFK I LLC),
Ser. A, 6s, 7/1/27	Baa3	9,500,000	9,755,835
Ser. A, 5 1/2s, 7/1/28	Baa3	3,000,000	3,094,620
NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s,
1/1/17	A3	3,900,000	4,217,928
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds (British Airways PLC), 5 1/4s,
12/1/32	Ba2	2,050,000	2,018,840
NY City, Metro. Trans. Auth. Rev. Bonds,
Ser. A, AMBAC, 5 1/4s, 1/1/29
(Prerefunded)	Aaa	5,000,000	5,227,550
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
Bonds
AMBAC, 7 1/2s, 6/15/11	Aaa	25,600,000	28,424,960
Ser. B, FGIC, U.S. Govt. Coll., 7 1/2s,
6/15/11 (Prerefunded)	Aaa	290,000	318,179
Ser. B, FGIC, U.S. Govt. Coll., 7 1/2s,
6/15/11 (Prerefunded)	Aaa	110,000	120,698
Ser. D, 5s, 6/15/37	AA+	8,500,000	8,841,700
Ser. B, AMBAC, 5s, 6/15/28	Aaa	5,000,000	5,249,250
NY City, Muni. Wtr. & Swr. Fin. Auth.
VRDN, Ser. A, FGIC, 3.84s, 6/15/25	VMIG1	6,000,000	6,000,000
NY City, State Dorm. Auth. Lease Rev.
Bonds (Court Fac.), 6s, 5/15/39
(Prerefunded)	A+	5,600,000	5,994,968
NY City, Transitional Fin. Auth. Bldg. Aid
Rev. Bonds, Ser. S-1, FGIC, 5s, 7/15/27	Aaa	5,000,000	5,289,100
NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	BBB	6,000,000	6,287,700
NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement)
6s, 6/1/43	BBB	1,000,000	1,074,180
5 3/4s, 6/1/33	BBB	3,500,000	3,699,220
NY Cntys., Tobacco Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BBB	7,000,000	7,101,220

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 7 1/2s,
5/15/13	AA-	$5,000,000	$5,882,850
(Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25	Baa1	2,500,000	2,692,025
(State U. Edl. Fac.), Ser. A, FSA, 5 7/8s,
5/15/17	Aaa	8,950,000	10,323,467
(State U. Edl. Fac.), Ser. A, 5 7/8s,
5/15/11	AA-	11,200,000	12,018,160
(Winthrop Nassau U.), 5 3/4s, 7/1/28	Baa1	5,250,000	5,580,803
(Schools PG - Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	Aaa	1,340,000	1,403,127
(U. Syst. Construction), Ser. A, 5 3/4s,
7/1/18	AA-	35,385,000	39,468,075
(U. Syst. Construction), Ser. A, 5 5/8s,
7/1/16	AA-	15,600,000	17,336,748
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aaa	8,500,000	9,940,410
(North Shore Long Island Jewish Group),
U.S. Govt. Coll., 5 1/2s, 5/1/33
(Prerefunded)	A3	2,000,000	2,172,760
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s,
7/1/32	Baa1	1,150,000	1,201,152
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aaa	3,500,000	4,083,415
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	2,750,000	2,887,143
(Mental Hlth.), Ser. D, FSA, U.S. Govt.
Coll., 5 1/4s, 8/15/30 (Prerefunded)	Aaa	690,000	720,850
(Mental Hlth. Svcs.), Ser. D, FSA, U.S.
Govt. Coll., 5 1/4s, 8/15/30
(Prerefunded)	Aaa	17,810,000	18,606,285
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	Aaa	4,150,000	4,579,899
(NY Methodist Hosp.), 5 1/4s, 7/1/18	Baa2	750,000	775,920
(NY Methodist Hosp.), 5 1/4s, 7/1/17	Baa2	1,865,000	1,938,556
(NY Methodist Hosp.), 5 1/4s, 7/1/15	Baa2	1,455,000	1,525,815
(Rochester U.), Ser. A, 5 1/8s, 7/1/39
(Prerefunded)	AAA	6,405,000	6,902,092
(Memorial Sloan-Kettering Ctr.), Ser. 1,
5s, 7/1/34	Aa2	13,500,000	13,927,140
(Rochester U.), Ser. A, 5s, 7/1/34	A1	5,500,000	5,685,020
(Yeshiva U.), AMBAC, 5s, 7/1/30	Aaa	3,000,000	3,087,750
(Montefiore Hosp.), FGIC, FHA Insd., 5s,
8/1/29	Aaa	9,530,000	9,941,791
(NYU), Ser. A, FGIC, 5s, 7/1/29	Aaa	5,705,000	5,974,447
(Yeshiva U.), AMBAC, 5s, 7/1/26	Aaa	2,700,000	2,791,233
(Albany), Ser. A-1, FSA, FHA Insd., 5s,
8/15/25	Aaa	1,500,000	1,574,700
(Columbia U.), Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,086,280
(Columbia U.), Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,088,140
(Columbia U.), Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,128,010
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,772,497
(Columbia U.), Ser. B, 5s, 7/1/21	Aaa	2,000,000	2,088,140

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Dorm. Auth. Rev. Bonds
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	$1,300,000	$1,345,981
Ser. A, MBIA, 5s, 3/15/19	AAA	1,700,000	1,789,641
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Baa1	1,930,000	1,953,044
(Colgate U.), MBIA, 4 3/4s, 7/1/28	Aaa	10,000,000	10,181,100
(State U. Edl. Fac.), Ser. B, zero %,
5/15/09	AA-	725,000	672,546
NY State Dorm. Auth. Lease Rev. Bonds
(State U. Dorm Fac.), Ser. A, MBIA, 5s,
7/1/29	Aaa	11,740,000	12,360,576
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(North Shore Long Island Jewish Oblig.
Group), Ser. A, 5s, 5/1/32	A3	3,500,000	3,615,850
(U. of Rochester), Ser. A, MBIA, 5s, 7/1/27	Aaa	530,000	541,135
(St. Johns U.), Ser. A, MBIA, 5s, 7/1/24	Aaa	2,385,000	2,524,236
(St. Johns U.), Ser. A, MBIA, 5s, 7/1/23	Aaa	3,935,000	4,171,336
NY State Dorm. Auth. Personal Income Tax
Rev. Bonds
(Ed.), Ser. C, 5s, 12/15/31	AAA	8,000,000	8,421,120
Ser. C, 5s, 12/15/22	AAA	6,000,000	6,368,820
NY State Dorm. Auth. State Supported Debt
Rev. Bonds
(Mental Hlth.), Ser. D, FSA, 5 1/4s,
8/15/30	Aaa	760,000	786,334
(Mental Hlth.), Ser. D, FSA, 5 1/4s,
8/15/30 (Prerefunded)	Aaa	700,000	731,297
(Mental Hlth. Svcs. Fac. Impt.), Ser. B,
FSA, 5s, 2/15/27	AAA	5,930,000	6,227,093
NY State Energy Research & Dev. Auth. Rev.
Bonds, 6.368s, 4/1/20	A+	7,000,000	7,281,190
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	12,000,000	12,144,600
NY State Env. Fac. Corp. Poll. Control
Rev. Bonds
(State Wtr. Revolving Fund), Ser. B,
6.65s, 9/15/13	Aaa	3,425,000	3,673,244
(State Wtr. Revolving Fund), Ser. A,
6.55s, 9/15/10	Aaa	1,735,000	1,825,151
(State Wtr.), 5 7/8s, 6/15/14	Aaa	270,000	270,375
NY State Env. Fac. Corp. State Clean Wtr.
& Drinking Rev. Bonds (NYC Muni. Wtr.
Fin.), 5s, 6/15/29	Aaa	13,590,000	14,262,433
NY State Hsg. Fin. Agcy. Rev. Bonds
(Multi-Fam. Hsg. Insd. Mtge. Program),
Ser. A, FHA Insd., 7s, 8/15/22	Aaa	835,000	837,029

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Hwy. & Bridge Auth. Rev. Bonds,
Ser. A
FSA, U.S. Govt. Coll., 6s, 4/1/16
(Prerefunded)	Aaa	$1,000,000	$1,068,670
FSA, 5.8s, 4/1/18 (Prerefunded)	Aaa	2,000,000	2,126,720
FSA, 5 3/4s, 4/1/17 (Prerefunded)	Aaa	2,000,000	2,124,060
NY State Pwr. Auth. Rev. Bonds, 5s,
11/15/20	Aa2	4,250,000	4,447,498
NY State Thruway Auth. Rev. Bonds
Ser. A, MBIA, 5 1/4s, 4/1/22 (Prerefunded)	Aaa	4,300,000	4,615,706
Ser. F, AMBAC, 5s, 1/1/25	Aaa	5,000,000	5,243,800
(Gen. Hwy. & Bridge Trust Fund), Ser. A,
MBIA, 5s, 4/1/22	Aaa	2,000,000	2,093,940
NY State Thruway Auth. State Personal
Income Tax Rev. Bonds, Ser. A
5s, 3/15/23	AAA	8,500,000	8,975,235
5s, 3/15/22	AAA	5,000,000	5,287,050
5s, 3/15/21	AAA	1,750,000	1,854,423
NY State Urban Dev. Corp. Rev. Bonds
(Clarkson Ctr.), 5 1/2s, 1/1/20	AA-	1,685,000	1,881,050
(Personal Income Tax), Ser. C-1, FGIC,
5 1/2s, 3/15/19 (Prerefunded)	Aaa	4,000,000	4,343,040
(Clarkson Ctr.), 5 1/2s, 1/1/15	AA-	3,345,000	3,588,516
(Syracuse U. ), 5 1/2s, 1/1/15	AA-	2,000,000	2,125,860
(Correctional Fac.), Ser. A, 5 1/2s, 1/1/09	AA-	7,710,000	7,904,446
Ser. A-1, FGIC, 5s, 3/15/29	Aaa	6,565,000	6,851,891
(Correctional Fac.), Ser. A, U.S. Govt.
Coll., 5s, 1/1/28 (Prerefunded)	AA-	355,000	364,674
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s,
12/1/29	BB+/P	1,000,000	1,019,100
Onondaga Cnty., Indl. Dev. Agcy. Rev.
Bonds (Solvay Paperboard, LLC), 7s,
11/1/30 (acquired 12/9/98
cost $1,000,000) ‡	BB/P	1,000,000	1,038,480
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	BB-/P	3,200,000	3,367,360
7s, 8/1/21	BB-/P	2,300,000	2,436,666
Port Auth. NY & NJ Rev. Bonds (Kennedy
Intl. Arpt. - 4th Installment), 6 3/4s,
10/1/11	BB+/P	1,000,000	1,015,460
Port Auth. NY & NJ Construction Rev.
Bonds, FGIC, 4 3/4s, 10/15/28	Aaa	7,000,000	7,098,770
Port. Auth. NY & NJ Special Oblig. Rev.
Bonds (Kennedy Intl. Arpt. - 5th
Installment), 6 3/4s, 10/1/19	BB+/P	3,100,000	3,146,934

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

New York continued
Rensselaer, City School Dist. COP, XLCA
5s, 6/1/21	Aaa	$2,010,000	$2,118,580
5s, 6/1/20	Aaa	1,150,000	1,214,757
5s, 6/1/19	Aaa	1,345,000	1,424,866
5s, 6/1/18	Aaa	1,180,000	1,253,703
Sales Tax Asset Receivable Corp. Rev.
Bonds, Ser. A
AMBAC, 5s, 10/15/29	Aaa	18,000,000	18,867,960
MBIA, 5s, 10/15/26	Aaa	20,000,000	21,003,200
MBIA, 5s, 10/15/25	Aaa	15,000,000	15,762,000
Seneca Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (NY Chiropractic College), 5s,
10/1/27	BBB	2,000,000	2,043,560
St. Lawrence Cnty., Indl. Dev. Rev. Bonds
(St. Lawrence U.), Ser. A, MBIA, 5s,
7/1/28	Aaa	7,750,000	7,924,453
St. Lawrence Cnty., Indl. Dev. Civic Fac.
Rev. Bonds (Clarkson U.)
5s, 7/1/25	A3	1,985,000	2,071,149
5s, 7/1/24	A3	1,890,000	1,973,576
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BB+/P	2,000,000	1,989,580
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s,
1/1/30	B-/P	480,000	510,571
(Southampton Hosp. Assn.), Ser. A, 7 1/4s,
1/1/30	B-/P	500,000	523,330
(Huntington Hosp.), Ser. B, 5 7/8s, 11/1/32	Baa1	2,200,000	2,305,996
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB-/P	4,200,000	4,571,154
(Jefferson’s Ferry), Ser. A, 7 1/4s,
11/1/28 (Prerefunded)	AAA	4,000,000	4,393,120
(Jefferson’s Ferry), Ser. A, 7.2s, 11/1/19
(Prerefunded)	AAA	4,000,000	4,353,280
Suffolk Cnty., Judicial Fac. Agcy. Rev.
Bonds (John P. Cohalan Complex), AMBAC,
5s, 4/15/16	Aaa	4,220,000	4,358,205
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st
Mtge. - Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	2,800,000	2,935,856
7 3/8s, 3/1/21	B+/P	800,000	844,120
Tobacco Settlement Rev. Bonds
(Asset Backed Bonds), Ser. 1, 5 3/4s,
7/15/32 (Prerefunded)	AAA	4,250,000	4,617,115
Ser. 1, 5s, 6/1/34	BBB	3,500,000	3,560,830

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

New York continued
Triborough, Bridge & Tunnel Auth. Gen.
Purpose Rev. Bonds (Convention Ctr.),
Ser. E, 7 1/4s, 1/1/10	AA-	$18,920,000	$19,808,672
Triborough, Bridge & Tunnel Auth. Rev.
Bonds, Ser. A, 5s, 11/15/23	Aa2	1,000,000	1,055,430
Westchester Cnty., Indl Dev. Agcy. Civic
Fac. Rev. Bonds (Guiding Eyes for the
Blind), 5 3/8s, 8/1/24	BBB+	800,000	833,704
Westchester, Tobacco Asset
Securitization Corp. Rev. Bonds
5 1/8s, 6/1/38	BBB	4,560,000	4,663,421
5s, 6/1/26	BBB	2,000,000	2,044,920
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (St. John’s Riverside Hosp.),
Ser. A, 7 1/8s, 7/1/31	B+	4,005,000	4,283,508
			1,047,765,380

Puerto Rico (4.1%)
Children’s Trust Fund Tobacco Settlement
Rev. Bonds, 5 1/2s, 5/15/39	BBB	3,750,000	3,931,388
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.)
MBIA, 5 1/4s, 7/1/18	AAA	4,750,000	5,258,868
Ser. B, 5 1/4s, 7/1/17	Baa3	1,500,000	1,609,560
Ser. B, 5 1/4s, 7/1/16	Baa3	1,000,000	1,076,940
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds
Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)	AAA	2,275,000	2,434,273
Ser. AA, 5s, 7/1/35	A-	2,105,000	2,160,319
Ser. K, 5s, 7/1/21	BBB+	2,000,000	2,084,860
Ser. K, 5s, 7/1/17	BBB+	2,500,000	2,626,925
Ser. K, 5s, 7/1/16	BBB+	5,000,000	5,264,300
PR Elec. Pwr. Auth. Rev. Bonds
Ser. AA, MBIA, 5 3/8s, 7/1/27 (Prerefunded)	Aaa	5,265,000	5,350,287
Ser. RR, FGIC, 5s, 7/1/24	Aaa	6,500,000	6,848,140
PR Hsg. Fin. Corp. Rev. Bonds, Ser. B,
GNMA Coll, FNMA Coll, FHLMC Coll., 4.45s,
6/1/27	Aaa	815,000	817,608
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	6,000,000	6,473,460
			45,936,928

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating**	Principal amount	Value

Virgin Islands (0.6%)
VI Pub. Fin. Auth. Rev. Bonds
FGIC, 5s, 10/1/24	Aaa	$3,000,000	$3,190,530
(Hovensa Refinery Fac.), 4.7s, 7/1/22	BBB	4,150,000	4,134,770
			7,325,300

TOTAL INVESTMENTS

Total investments (cost $1,048,545,114)			$1,101,027,608

* Percentages indicated are based on net assets of $1,122,009,027.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at May 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2007 was $1,038,480 or less than 0.1% of net assets.

The dates shown on debt obligations are the original maturity dates.

The rates shown on VRDN and FRN are the current interest rates at May 31, 2007.

The fund had the following sector concentrations greater than 10% at May 31, 2007 (as a percentage of net assets):

State government	18.3%
Education	14.3
Utilities and power	14.0
Local government	13.7

The fund had the following insurance concentrations greater than 10% at May 31, 2007 (as a percentage of net assets):

MBIA	14.4%
AMBAC	10.0

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,048,545,114)	$1,101,027,608

Cash	7,069,635

Interest and other receivables	17,883,320

Receivable for shares of the fund sold	601,933

Receivable for securities sold	185,000

Total assets	1,126,767,496

LIABILITIES

Distributions payable to shareholders	1,535,747

Payable for shares of the fund repurchased	1,051,723

Payable for compensation of Manager (Note 2)	1,429,023

Payable for investor servicing and custodian fees (Note 2)	22,197

Payable for Trustee compensation and expenses (Note 2)	229,374

Payable for administrative services (Note 2)	1,922

Payable for distribution fees (Note 2)	413,117

Other accrued expenses	75,366

Total liabilities	4,758,469

Net assets	$1,122,009,027

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,076,013,543

Undistributed net investment income (Note 1)	3,268,884

Accumulated net realized loss on investments (Note 1)	(9,755,894)

Net unrealized appreciation of investments	52,482,494

Total — Representing net assets applicable to capital shares outstanding	$1,122,009,027

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,057,272,721 divided by 123,629,433 shares)	$8.55

Offering price per class A share
(100/96.25 of $8.55)*	$8.88

Net asset value and offering price per class B share
($51,279,554 divided by 6,007,603 shares)**	$8.54

Net asset value and offering price per class C share
($11,189,130 divided by 1,308,464 shares)**	$8.55

Net asset value and redemption price per class M share
($2,267,622 divided by 265,018 shares)	$8.56

Offering price per class M share
(100/96.75 of $8.56)***	$8.85

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/07 (Unaudited)

INTEREST INCOME	$ 28,506,786

EXPENSES

Compensation of Manager (Note 2)	2,850,184

Investor servicing fees (Note 2)	316,452

Custodian fees (Note 2)	45,166

Trustee compensation and expenses (Note 2)	42,772

Administrative services (Note 2)	18,734

Distribution fees — Class A (Note 2)	1,096,420

Distribution fees — Class B (Note 2)	240,916

Distribution fees — Class C (Note 2)	54,676

Distribution fees — Class M (Note 2)	5,793

Other	125,346

Non-recurring costs (Notes 2 and 5)	685

Costs assumed by Manager (Notes 2 and 5)	(685)

Total expenses	4,796,459

Expense reduction (Note 2)	(203,690)

Net expenses	4,592,769

Net investment income	23,914,017

Net realized gain on investments (Notes 1 and 3)	2,974,951

Net realized loss on futures contracts (Note 1)	(121,002)

Net realized loss on swap contracts (Note 1)	(165,013)

Net unrealized depreciation of investments, swap contracts,
and futures contracts during the period	(24,506,197)

Net loss on investments	(21,817,261)

Net increase in net assets resulting from operations	$ 2,096,756

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	5/31/07*	11/30/06

Operations:
Net investment income	$ 23,914,017	$ 49,537,495

Net realized gain on investments	2,688,936	2,927,516

Net unrealized appreciation (depreciation) of investments	(24,506,197)	12,204,067

Net increase in net assets resulting from operations	2,096,756	64,669,078

Distributions to shareholders: (Note 1)

From ordinary income

Taxable net investment income

Class A	(69,199)	(183,580)

Class B	(3,883)	(13,367)

Class C	(686)	(1,673)

Class M	(151)	(447)

Net realized short-term gain on investments

Class A	—	(2,059,224)

Class B	—	(150,089)

Class C	—	(18,809)

Class M	—	(5,010)

From tax-exempt net investment income

Class A	(22,779,399)	(46,430,465)

Class B	(1,025,343)	(2,526,020)

Class C	(188,761)	(352,527)

Class M	(45,905)	(100,174)

From net realized long-term gain on investments

Class A	(1,739,082)	(9,207,487)

Class B	(97,830)	(671,098)

Class C	(17,235)	(84,104)

Class M	(3,842)	(22,403)

Redemption fees (Note 1)	382	203

Decrease from capital share transactions (Note 4)	(23,446,076)	(78,401,226)

Total decrease in net assets	(47,320,254)	(75,558,422)

NET ASSETS
Beginning of period	1,169,329,281	1,244,887,703

End of period (including undistributed net investment
income of $3,268,884 and $3,468,194, respectively)	$1,122,009,027	$1,169,329,281

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a) (in thousands)		assets (%)(b)	net assets (%)	(%)

CLASS A
May 31, 2007**	$8.73	.18	(.17)	.01	(.18)	(.01)	(.19)	—(d)	$8.55	.22*	$1,057,273	.40*	2.11*	10.30*
November 30, 2006	8.70	.36	.12	.48	(.36)	(.09)	(.45)	—(d)	8.73	5.70	1,094,460.79		4.20	11.30
November 30, 2005	8.84	.35	(.05)	.30	(.35)	(.09)	(.44)	—(d)	8.70	3.36	1,148,135.79		3.98	12.91
November 30, 2004	8.93	.37(c)	(.10)	.27	(.36)	—	(.36)	—(d)	8.84	3.08	1,222,953	.82(c)	4.14(c)	22.57
November 30, 2003	8.87	.38	.16	.54	(.39)	(.09)	(.48)	—	8.93	6.25	1,336,936.82		4.23	8.08(e)
November 30, 2002	8.79	.40	.07	.47	(.39)	—	(.39)	—	8.87	5.44	1,322,541.82		4.50	17.90

CLASS B
May 31, 2007**	$8.72	.16	(.17)	(.01)	(.16)	(.01)	(.17)	—(d)	$8.54	(.11)*	$51,280	.72*	1.79*	10.30*
November 30, 2006	8.69	.31	.12	.43	(.31)	(.09)	(.40)	—(d)	8.72	5.01	61,671	1.44	3.55	11.30
November 30, 2005	8.83	.31	(.06)	.25	(.30)	(.09)	(.39)	—(d)	8.69	2.85	83,500	1.44	3.33	12.91
November 30, 2004	8.91	.31(c)	(.09)	.22	(.30)	—	(.30)	—(d)	8.83	2.50	110,813	1.47(c)	3.50(c)	22.57
November 30, 2003	8.85	.32	.17	.49	(.34)	(.09)	(.43)	—	8.91	5.57	158,081	1.47	3.59	8.08(e)
November 30, 2002	8.77	.34	.07	.41	(.33)	—	(.33)	—	8.85	4.75	119,251	1.47	3.84	17.90

CLASS C
May 31, 2007**	$8.73	.15	(.17)	(.02)	(.15)	(.01)	(.16)	—(d)	$8.55	(.19)*	$11,189	.80*	1.71*	10.30*
November 30, 2006	8.70	.29	.12	.41	(.29)	(.09)	(.38)	—(d)	8.73	4.85	10,785	1.59	3.40	11.30
November 30, 2005	8.84	.28	(.06)	.22	(.27)	(.09)	(.36)	—(d)	8.70	2.54	10,472	1.59	3.18	12.91
November 30, 2004	8.93	.30(c)	(.10)	.20	(.29)	—	(.29)	—(d)	8.84	2.27	10,411	1.62(c)	3.34(c)	22.57
November 30, 2003	8.86	.31	.17	.48	(.32)	(.09)	(.41)	—	8.93	5.54	10,909	1.62	3.43	8.08(e)
November 30, 2002	8.79	.33	.06	.39	(.32)	—	(.32)	—	8.86	4.48	5,885	1.62	3.69	17.90

CLASS M
May 31, 2007**	$8.74	.17	(.17)	—(d)	(.17)	(.01)	(.18)	—(d)	$8.56	.08*	$2,268	.55*	1.97*	10.30*
November 30, 2006	8.71	.34	.12	.46	(.34)	(.09)	(.43)	—(d)	8.74	5.36	2,414	1.09	3.90	11.30
November 30, 2005	8.85	.32	(.05)	.27	(.32)	(.09)	(.41)	—(d)	8.71	3.06	2,780	1.09	3.68	12.91
November 30, 2004	8.94	.34(c)	(.10)	.24	(.33)	—	(.33)	—(d)	8.85	2.77	3,318	1.12(c)	3.84(c)	22.57
November 30, 2003	8.87	.35	.18	.53	(.37)	(.09)	(.46)	—	8.94	6.06	3,876	1.12	3.94	8.08(e)
November 30, 2002	8.79	.37	.07	.44	(.36)	—	(.36)	—	8.87	5.12	2,343	1.12	4.17	17.90

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage
of average
net assets

November 30, 2004	0.02%

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam New York Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,049,645,422, resulting in gross unrealized appreciation and depreciation of $54,227,339 and $2,845,153, respectively, or net unrealized appreciation of $51,382,186.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2007, Putnam Management did not waive any of its management fee from the fund.

For the period ended May 31, 2007, Putnam Management has assumed $685 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2007, the fund incurred $354,049 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended May 31, 2007, the fund’s expenses were reduced by $203,690 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $474, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended May 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $29,390 and $103 from the sale of class A and class M shares, respectively, and received $45,417 and $797 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2007, Putnam Retail Management, acting as underwriter, received $1,864 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $114,688,076 and $149,509,577, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 5/31/07:
Shares sold	3,982,178	$34,377,835

Shares issued
in connection
with reinvestment
of distributions	1,903,918	16,415,303

	5,886,096	50,793,138

Shares
repurchased	(7,593,406)	(65,565,866)

Net decrease	(1,707,310)	$(14,772,728)

Year ended 11/30/06:
Shares sold	5,191,565	$44,784,312

Shares issued
in connection
with reinvestment
of distributions	4,556,979	39,310,073

	9,748,544	84,094,385

Shares
repurchased	(16,309,881)	(140,604,540)

Net decrease	(6,561,337)	$(56,510,155)

CLASS B	Shares	Amount

Six months ended 5/31/07:
Shares sold	153,872	$1,324,531

Shares issued
in connection
with reinvestment
of distributions	86,968	748,843

	240,840	2,073,374

Shares
repurchased	(1,309,161)	(11,279,900)

Net decrease	(1,068,321)	$(9,206,526)

Year ended 11/30/06:
Shares sold	353,682	$3,043,052

Shares issued
in connection
with reinvestment
of distributions	266,328	2,292,940

	620,010	5,335,992

Shares
repurchased	(3,154,277)	(27,139,616)

Net decrease	(2,534,267)	$ (21,803,624)

CLASS C	Shares	Amount

Six months ended 5/31/07:
Shares sold	159,966	$ 1,379,047

Shares issued
in connection
with reinvestment
of distributions	17,153	147,881

	177,119	1,526,928

Shares
repurchased	(103,985)	(896,303)

Net increase	73,134	$ 630,625

Year ended 11/30/06:
Shares sold	351,246	$ 3,027,627

Shares issued
in connection
with reinvestment
of distributions	38,178	329,333

	389,424	3,356,960

Shares
repurchased	(357,342)	(3,074,299)

Net increase	32,082	$ 282,661

CLASS M	Shares	Amount

Six months ended 5/31/07:
Shares sold	4,547	$39,230

Shares issued
in connection
with reinvestment
of distributions	4,170	35,985

	8,717	75,215

Shares
repurchased	(19,975)	(172,662)

Net decrease	(11,258)	$(97,447)

Year ended 11/30/06:
Shares sold	4,709	$40,504

Shares issued
in connection
with reinvestment
of distributions	11,185	96,528

	15,894	137,032

Shares
repurchased	(58,841)	(507,140)

Net decrease	(42,947)	$ (370,108)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard

defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 7: Merger of Putnam New York
Investment Grade Municipal Trust into
Putnam New York Tax Exempt Income Fund

On June 25, 2007, Putnam New York Investment Grade Municipal Trust, a closed-end fund managed by Putnam Management, merged into the fund.

Shareholder meeting
results (Unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

71,585,531	3,814,632	3,876,049

All tabulations are rounded to the nearest whole number.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and Principal
Ropes & Gray LLP	Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer
Myra R. Drucker	Susan G. Malloy	and Proxy Manager
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan
Kenneth R. Leibler	Beth S. Mazor
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	James P. Pappas
Richard B. Worley	Vice President

Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA051 245547 7/07

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund By (Signature and Title): /s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: July 26, 2007

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: July 26, 2007